SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                          Date of Report: May 25, 2001





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                                 64-0665423
        Mississippi                  0-22606                   (IRS Employer
 (State of Incorporation)     Commission File Number         Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601)445-5576

                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX









Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            BRITTON & KOONTZ CAPITAL CORPORATION




May 25, 2001                                /s/ W. Page Ogden
                                            -----------------------------------
                                            W. Page Ogden
                                            President and Chief Executive
                                            Officer

                                 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                   Press Release Dated April 24, 2001


Britton & Koontz Capital Corporation

500 Main Street
P O Box 1407
Natchez, MS  39121

601-445-5576
601-445-2488  Fax
http://www.bkbank.com
corporate@bkbank.com


FOR IMMEDIATE RELEASE:          FOR MORE INFORMATION:
---------------------           ---------------------
April 24 2001                   W. Page Ogden, President & CEO
for (Nasdaq/Symbol BKBK)        Bazile R. Lanneau, Jr., Vice President and CFO


       BRITTON & KOONTZ CAPITAL CORP. REPORTS FIRST QUARTER 2001 EARNINGS


     Natchez, Mississippi -- Britton & Koontz Capital Corporation's board of directors today announced results for the quarter ended March 31, 2001. Net income and earnings per share totaled $628 thousand and $.30 per share at March
31,  2001,  compared to $693  thousand  and $.33 per share for the period  ended
March 31, 2000. Net interest income increased $159 thousand, primarily from growth in earning assets along with a shift in asset mix from lower yielding mortgage loans to higher yielding commercial loans. The net interest margin decreased slightly from 4.46% to 4.44% at March 31, 2001. The bank increased its allowance for loan losses in anticipation of expanded commercial loan growth in the Baton Rouge, Louisiana and Vicksburg, Mississippi markets. The first quarter's noninterest income decreased as a result of the elimination of the bank's amortization of negative goodwill along with the absorption of losses from the Company's investment in Sumx Inc. Noninterest expense increased due to additional expenses in connection with the Louisiana Bank & Trust acquisition completed in December, 2000.

     Britton  &  Koontz   Capital   Corporation,   headquartered   in   Natchez,
Mississippi, is the parent company of Britton & Koontz First National Bank which operates four full service  branches in Natchez,  one in Vicksburg,  Mississippi and  two  in  Baton  Rouge,  Louisiana.  In  addition,  the  Company  has a Loan
Production  Office in Baton Rouge for which a regulatory  application to convert the  office to a full  service  branch is  pending.  As of March 31,  2001,  the
Company  reported  assets of $272.8  million  and equity of $27.1  million.  The
Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding amounted to
2,109,055.

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



                     Britton and Koontz Capital Corporation
                              Financial Highlights
             (Unaudited-Amounts in thousands, except per share data)



                                                                           For the Three Months
                                                                              Ended March 31,
                                                                 ------------------------------------------

                                                                              2001                    2000
                                                                 ------------------------------------------

Interest income                                                             $5,409                  $4,922
Interest expense                                                            (2,582)                 (2,254)
                                                                 ------------------        ----------------
Net interest income                                                          2,827                   2,668
Provision for loan losses                                                     (165)                    (73)
                                                                 ------------------        ----------------
Net interest income after
 provision for loan losses                                                   2,662                   2,595
Non-interest income                                                            479                     555
Non-interest expense                                                        (2,219)                 (2,100)
                                                                 ------------------        ----------------
Income before income taxes                                                     922                   1,050
Income taxes                                                                  (294)                   (357)
                                                                 ------------------        ----------------
Net income                                                                    $628                    $693
                                                                 ==================        ================

Diluted:
Net income per share                                                         $0.30                   $0.33
                                                                 ==================        ================
Weighted average shares outstanding                                      2,109,439               2,086,247
                                                                 ==================        ================







                                                                     March 31,              December 31,               March 31,
                                                                       2001                     2000                     2000
                                                                 ------------------        ----------------         ----------------

Total assets                                                              $272,760                $270,119                    0.98%
Cash and due from banks                                                      6,961                   7,959                  -12.54%
Investment securities                                                       68,407                  63,719                    7.36%
Net loans                                                                  179,628                 184,977                   -2.89%
Deposits-interest bearing                                                  177,039                 177,742                   -0.40%
Deposits-non interest bearing                                               32,855                  33,580                   -2.16%
Short term borrowed funds                                                   32,685                  30,015                    8.90%
Stockholders' equity                                                        27,142                  25,524                    6.34%
Book value (per share)                                                      $12.87                  $12.15                    5.96%
Total Shares Outstanding                                                 2,109,055               2,101,534                    0.36%



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